THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR SUCH LAWS AND RULES AND REGULATIONS THEREUNDER.

                      WARRANT TO PURCHASE SHARES OF COMMON
                      STOCK OF LONDON FOG INDUSTRIES, INC.

                  This certifies that _________________ (the "Holder"), for value received, is entitled to purchase from London Fog Industries, Inc., a Delaware corporation (the "Company"), ___________ (_____) fully paid and nonassessable shares of the Company's Common Stock, par value $.01 per share (the "Stock"), at a price of $15.72 per share (the "Stock Purchase Price") at any time or from time to time on or after the date hereof but not later than 5:00 p.m. (New York time) on the Expiration Date (as defined below), upon surrender to the Company at its principal office at 8 West 40th Street, New York, New York 10018(or at such other location as the Company may advise Holder in writing) of this Warrant with the Form of Subscription attached hereto duly filled in and signed and upon payment by cash, certified or bank check or wire transfer of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant. "Expiration Date" means the earlier of (i) February 27, 2005, or (ii) the occurrence of an event which causes termination of this Warrant under clause (d) of Section 3.4. This Warrant is issued pursuant to the Merger Agreement, dated as of February 27, 1998, between the Company and LFI Merger Corp.

                  This Warrant is subject to the following terms and conditions:

                  1. Exercise; Issuance of Certificates; Payment for Shares. This Warrant is exercisable at the option of Holder at any time or from time to time on or after the date hereof but not later than the Expiration Date for all or a portion of the shares of Stock which may be purchased hereunder. The Company agrees that the shares of Stock purchased under this Warrant shall be and are deemed to be issued to Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares. Subject to the provisions of
Section 2, certificates for the shares of Stock so purchased, together with any other securities or property to which Holder is entitled upon such exercise, shall be delivered to Holder by the Company's transfer agent at the Company's expense within a reasonable time (but in no event more than three business days) after the rights represented by this Warrant have been exercised. Each stock certificate so delivered shall be in such denominations of Stock as may be requested by Holder and shall be registered in the name of Holder or such other name as shall be designated by Holder, subject to the limitations contained in Section 2. If, upon exercise of this Warrant, fewer than all of the shares of Stock evidenced by this Warrant are purchased prior to the Expiration Date, one or more new warrants substantially in the form of, and on the terms in, this Warrant will be issued for the remaining number of shares of Stock not purchased upon exercise of this Warrant.

                  2. Shares to be Fully Paid: Reservation of Shares. The Company covenants and agrees that all shares of Stock which may be issued upon the exercise of the rights represented by this Warrant (the "Warrant Shares") will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Stock for such exercise. The Company will take all such action as may be necessary to assure that such shares of Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange, automated quotation system or quotation service upon which the Stock may be listed.

                  3. Adjustment of Stock Purchase Price; Number of Shares. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3; provided, however, that if a certain event shall cause the Stock Purchase Price to be adjusted to a price less than the par value of the Stock, the Company prior to such event shall decrease the par value of the Stock so that the Stock Purchase Price shall not be less than the par value of the Stock following the occurrence of such event. Upon each adjustment of the Stock Purchase Price, the holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

                           3.1  Subdivision or Combination of Stock. In case the
Company shall at any time subdivide its outstanding shares of Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and the number of shares issuable upon exercise of this Warrant shall be proportionately increased. Conversely, in case the outstanding shares of Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased and the number of shares issuable upon exercise of this Warrant shall be proportionately reduced.

                           3.2 Stock Dividend.  In case the Company shall at any
time declare or pay a dividend upon its Stock payable in shares of Stock, the Stock Purchase Price in effect immediately prior to such dividend shall be proportionately reduced and the number of shares issuable upon exercise of this Warrant shall be proportionately increased.

                           3.3 Notice of Adjustment.  Upon any adjustment of the
Stock Purchase Price or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company. The notice shall be signed by the Company's Secretary or another designated officer and shall state the effective date of the adjustment and the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                           3.4      Other Notices.  If at any time:

                           (a) the  Company  shall  propose to declare  any cash
dividend upon its Stock;

                           (b) the Company  shall propose to declare or make any
dividend or other distribution to the holders of its Stock, whether in cash, property or other securities;

                           (c)  the   Company   shall   propose  to  effect  any
reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with or into another corporation or any sale, lease or conveyance of all or substantially all of the assets of the Company; or

                           (d) the Company  shall  propose to effect a voluntary
or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give, by certified or registered mail, postage prepaid, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company, (i) at least 30 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend or distribution or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, lease, conveyance, dissolution, liquidation or winding-up, and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, lease, conveyance, dissolution, liquidation or winding-up, at least 30 days' written notice of the date when the same shall take place. Upon the occurrence of an event described in clause (c), the holder of this Warrant shall be entitled thereafter to receive upon exercise of this Warrant the kind and amount of shares of stock or other securities or assets which the holder would have been entitled to receive after the occurrence of such event had this Warrant been exercised immediately prior to such event; and in any such case, appropriate provision shall be made with respect to the rights and interests of the holder to the end that the provisions of this Warrant

(including, without limitation, provisions with respect to changes in and adjustments of the Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, or other securities or assets, thereafter deliverable upon the exercise of this Warrant. The Company will not effect any of the transactions described in clause (c) above unless, prior to the consummation thereof, each person (other than the Company) that may be required to deliver any cash, stock, securities or other assets upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the holder of this Warrant, (x) the obligations of the Company under this Warrant (and if the Company shall survive the consummation of any such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Warrant) and (y) the obligation to deliver to such holder such cash, stock, securities or other assets as such holder may be entitled to receive in accordance with the provisions of this Section 3. Upon the occurrence of an event described in clause (d), this Warrant shall terminate. The provisions of this Section 3.6 shall similarly apply to successive transactions.

                  4. Issue Tax. The issuance of certificates for shares of Stock upon the exercise of this Warrant shall be made without charge to the holder of this Warrant for any issue tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then holder of the Warrant being exercised.

                  5. No Voting Rights; Limitation of Liability. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a stockholder of the Company whether such liability is asserted by the Company or by its creditors.

                  6. Restrictions on Transferability of Securities; Compliance With Securities Act.

                           6.1 Restrictions on Transferability.  The Warrant and
the Warrant Shares (collectively, the "Securities"), shall not be transferable in the absence of registration under the Act or an exemption therefrom under such Act.

                           6.2 Restrictive Legend. Each certificate representing
the Securities or any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR SUCH LAWS AND RULES AND REGULATIONS THEREUNDER.

                  If, at the time of exercise, the Shares are registered pursuant to the Registrant Rights Agreement referred to in Section 7, the legend shall be modified accordingly.

                           6.3 Effect of Transfer.  Subject to the provisions of
Section 6.1 hereof, the Holder may transfer all or any portion of this Warrant by surrendering this Warrant to the Company together with a completed assignment in the form attached hereto as Exhibit B. Upon such surrender, the Company shall deliver a new Warrant or Warrants to the person or persons entitled thereto and, if applicable, shall deliver to the Holder a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares subject to purchase hereunder. The term "Holder" as used herein shall include any transferee to whom this Warrant has been transferred in accordance with this Section 6.3.

                  7. Registration Procedures. The Warrant Shares constitute "Registrable Securities" as defined in Section 1 of the Registration Rights Agreement, dated as of February 27, 1998, and shall be entitled to registration rights in accordance with such Agreement.

                  8. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

                  9. Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be personally delivered or shall be sent by certified or registered mail, postage prepaid, to each such Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant. Any notice given by personal delivery shall be deemed given upon receipt, and any notice given by certified or registered mail shall be deemed given five days after registration or certification thereof, as the case may be.

                  10. Descriptive Headings and Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York, without giving effect to rules governing conflicts of law.

                  11. Lost Warrants or Stock Certificates. The Company represents and warrants to, and agrees with, the Holder that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant or stock certificate and, in the  case  of any  such  loss,  theft  or  destruction,  upon  receipt  of an indemnity, or in the case of any such mutilation, upon surrender and cancellation of such Warrant or stock certificate, the Company at its expense will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

                  12. Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to such fraction multiplied by the market price of the Stock, which shall be, on any date, the closing price for the Stock or the closing bid if no sales were reported on the domestic securities exchange or automated quotation system or quotation service which is the principal market for the stock.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer, thereunto duly authorized this 27th day of February, 1998.

                                            LONDON FOG INDUSTRIES, INC.



                                            By:
                                                 -------------------------------
                                            Name:
                                            Title:

                              FORM OF SUBSCRIPTION
                              --------------------

(To be signed only upon exercise of Warrant)

To:
    -------------------------------

                  The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _____________________ (_______) shares of Common Stock, par value $.__ per share (the "Stock"), of London Fog Industries, Inc. (the "Company") and herewith makes payment of _____________________________ Dollars ($__________) therefor and requests that the certificates for such shares be issued in the name of, and delivered to,

__________________________________
_____________________________________________________________, whose address is

____________________________________________.

                  The undersigned represents, unless the exercise of this Warrant has been registered under the Securities Act of 1933, as amended (the "Securities Act"), that the undersigned is acquiring such Stock for its own account for investment and not with a view to or for sale in connection with any distribution thereof (except for any resale pursuant to a Registration Statement under the Securities Act).

DATED:
       ---------------


                                        ----------------------------------------
                                        (Signature must conform in all respects to name of holder as specified on the face of the Warrant)


                                        ----------------------------------------


                                        ----------------------------------------
                                                       (Address)

                                                                       EXHIBIT B

                               FORM OF ASSIGNMENT

(To be executed by the registered Holder if such Holder desires to transfer the attached Warrant.)

                  FOR VALUE RECEIVED, ____________________________ hereby sells, assigns, and transfers unto ___________________________ a Warrant to Purchase ____________ shares of Common Stock, par value $.__ per share, of London Fog Industries, Inc. (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint ___________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated:
        ------------------------
                                                    Signature
                                                              ------------------

                                     NOTICE

                  This signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.